                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:
  Preliminary Proxy Statement             / /  Confidential, For Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))
  /x/ Definitive Proxy Statement
  / / Definitive Additional Materials
  / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         BOWMAR INSTRUMENT CORPORATION
                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):
/x/ No fee required
/ / Fee computed per Exchange Act Rules 14-a6(i)(1) and 0-11.
/ / Fee paid previously with preliminary materials:
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                          BOWMAR INSTRUMENT CORPORATION
                         5080 N. 40TH STREET, SUITE 475
                             PHOENIX, ARIZONA 85018


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         To be held on February 5, 1998


NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Bowmar Instrument Corporation, an Indiana corporation ("Corporation"), will be held at the offices of White Microelectronics, a division of the Corporation, 3601 East University Drive, Phoenix, Arizona 85034, on February 5, 1998, at 11:00 A.M., Mountain Standard time, for the following purposes:


         1.  To elect five directors of the Corporation;

         2. To ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants of the Corporation and its subsidiary for the fiscal year ending October 3, 1998; and

         3. To transact such other business as may properly come before the meeting or any adjournments thereof.


The Board of Directors has fixed the close of business on December 15, 1997, as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting.


                                            By order of the Board of Directors,



                                            JOSEPH G. WARREN, JR.
                                            Secretary


Phoenix, Arizona
December 30, 1997


YOU ARE URGED TO SPECIFY YOUR CHOICES, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                          BOWMAR INSTRUMENT CORPORATION
                         5080 N. 40TH STREET, SUITE 475
                             PHOENIX, ARIZONA 85018

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 5, 1998

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors ("Board") of Bowmar Instrument Corporation, an Indiana corporation ("Bowmar" or "Corporation"), to be used at the Annual Meeting of Shareholders of the Corporation, to be held at the offices of White Microelectronics, a division of the Corporation, 3601 East University Drive, Phoenix, Arizona 85034, on February 5, 1998, at 11:00 A.M., Mountain Standard time, and at any adjournments thereof, pursuant to the accompanying Notice of Meeting.

VOTING

You are requested to complete, date and sign the accompanying proxy and return it promptly to the Corporation in the enclosed envelope. The proxy may be revoked at any time before it is voted by written notice to the Corporation prior to the start of the meeting, and any shareholder attending the meeting may vote in person whether or not he has previously submitted a proxy. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors as specified in this Proxy Statement. The holders of a majority of the outstanding shares of the Corporation's Common Stock, without par value (stated value $.10 per share) ("Common Stock"), and the Corporation's $3.00 Senior Voting Cumulative Preferred Stock, par value $1.00 per share ("$3.00 Preferred Stock"), present in person or by proxy, is required for a quorum at the meeting.

The Board has fixed the close of business on December 15, 1997, as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting. The transfer books of the Corporation will not be closed. On the record date, there were 6,674,492 outstanding shares of Common Stock and 119,906 shares of $3.00 Preferred Stock, the holders of which are entitled to one vote per share.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy are being mailed to the Corporation's shareholders on or about January 2, 1997.

PRINCIPAL STOCKHOLDERS

As of December 15, 1997, there were no beneficial owners of more than 5% of the Corporation's Common Stock known to the Corporation except as shown in the information regarding beneficial holdings of the Corporation's Common Stock by directors and officers of the Corporation on pages 2 and 3 hereof.

                              ELECTION OF DIRECTORS

Five directors of the Corporation are to be elected to the Board at the meeting. Each such director will be elected to serve in accordance with the By-Laws of the Corporation until the next annual meeting of shareholders and until his successor is duly elected and qualified. Directors are elected by a plurality of the votes cast, meaning that the five persons who receive the largest number of the votes cast for the election of directors (counting both the Common Stock and the $3.00 Preferred Stock) shall be elected directors, assuming there is a quorum present. The aggregate number of votes entitled to be cast by all shareholders present in person or represented by proxy at the meeting, whether those shareholders vote "for", "against" or abstain from voting, will be counted for purposes of determining the number of shares present to establish a quorum. Abstentions and broker non-votes will result in the nominees receiving fewer votes, but will not reduce the votes otherwise received by such nominees.


NOMINEES

It is the intention of the individuals named in the enclosed form of proxy to vote such proxy for election as directors the following persons: Thomas K. Lanin, Steven P. Matteucci, Dan L. McGurk, Thomas M. Reahard, and Edward A. White. The Board has no reason to believe that any of the nominees will not be available for election as a director. However, should any of them become unwilling or unable to accept election, it is intended that the individuals named in the enclosed proxy may vote for the election of such other person or persons as the Board may recommend.

Set forth below is certain information concerning the nominees for election to the Board and information concerning the number of shares of Common Stock beneficially owned at December 1, 1997, by (a) each director and nominee, (b) each Named Executive Officer and (c) all directors and executive officers as a group. None of these persons owns any shares of $3.00 Preferred Stock.

                                                                                                          SHARES OF COMMON
                                                                                                                STOCK
                                                                                                         BENEFICIALLY OWNED
        NAME AND AGE                                BIOGRAPHICAL INFORMATION                             (PERCENT OF CLASS)
        ------------                                ------------------------                             ------------------


THOMAS K. LANIN                Current  director  and  nominee for reelection.  Elected                   239,000 (1) (3.47%)
(54)                           President and CEO of the  Corporation in June, 1995.
                               Mr. Lanin had previously served as Vice President
                               Finance, Chief Financial Officer, Secretary and Treasurer
                               since 1987.  He has been a director since July, 1988.

STEVEN P. MATTEUCCI            Current director and nominee for  reelection.  Vice                                18,000 (2)*
(41)                           President, General  Manager of  Planned Communities
                               with DMB Associates, Inc., an investment firm, since
                               1995.  Co-owner of  Insurance West from 1989 to
                               1995.  He has been a director of the Corporation since
                               July, 1995.

DAN L. MCGURK                  Current director and nominee for reelection.  A private                            27,000 (3)*
(71)                           investor.  Since 1985 he has been Chairman and
                               Treasurer of Southland Title Corporation, a title
                               insurance company.  Mr. McGurk also serves as a
                               director of Newport Corporation and Datum, Inc.  He
                               has been a director of the Corporation since 1979.

THOMAS M. REAHARD              Current director and nominee for reelection.  Founder in                           18,000 (2)*
(45)                           1984 and Chairman and CEO of Symmetry Software
                               Corporation, a computer software development
                               company. He has been a director of the
                               Corporation since November 1995.

EDWARD A. WHITE                Current director and nominee for reelection.  Elected                  1,504,623 (4) (22.54%)
(69)                           Chairman of the Board in 1983.  He also served as Chief
                               Executive Officer of the Corporation from 1983 to
                               1992.  Mr. White, the founder of the Corporation, was
                               President, Chief Executive Officer and Chairman of the
                               Board of Directors of the Corporation from its
                               incorporation in 1951 until February 1975.  From June
                               1980 to May 1986, Mr. White served as Chairman and
                               Chief Executive Officer of White Technology, Inc.,
                               which was purchased by the Corporation in 1986.

JOSEPH G. WARREN, JR.          Vice President Finance, Chief Financial Officer,                                   25,000 (5)*
(52)                           Secretary and Treasurer of the Company since August,
                               1995. From 1994 to 1995 served as Vice President
                               Finance & Chief Financial Officer of Axxess
                               Technologies, Inc. From 1993 to 1994 served as
                               Secretary Treasurer and Vice President of Golden
                               Technologies, Inc. From 1992 to 1993 served as
                               President of Coors Ceramicon Designs, Ltd., and
                               from 1985 to 1992 served as Vice President of
                               Coors Ceramics Company.


DIRECTORS  & EXECUTIVE OFFICERS AS A GROUP                                                                1,831,623 (26.30%)
(6 PERSONS)


* Represents less than 1% of the class.

(1) Includes options to purchase 25,000 shares of Common Stock granted under the Corporation's 1986 Stock Option Plan, and options to purchase 182,000 shares of Common Stock granted under the Corporation's 1994 Flexible Stock Plan.

(2) Includes options to purchase 18,000 shares of Common Stock granted under the Corporation's Non-Qualified Stock Option Plan for Directors.

(3) Includes options to purchase 26,000 shares of common stock granted under the Corporation's Non-qualified Stock Option Plan for directors.

(4) Mr. White has advised the Corporation that 280,000 shares, 150,000 shares, and 295,000 shares of Common Stock beneficially owned by him are pledged to Bank One Arizona, Phoenix, Arizona; Fort Wayne National Bank, Fort Wayne, Indiana; and Valley Commercial Bank, Phoenix, Arizona, respectively. The Corporation understands that the terms of such pledges provide that in the event of default by Mr. White in the payment of amounts owed, the lending institutions are entitled to take ownership of such shares of Common Stock. Mr. White has advised the Corporation that the pledges of shares are in support of personal loans. Mr. White has further advised the Corporation that none of the loans is in default.

(5) Includes options to purchase 20,000 shares of Common Stock granted under the Corporation's 1994 Flexible Stock Plan.


THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL OF THE ABOVE-NAMED NOMINEES AS DIRECTORS OF THE CORPORATION.


MEETINGS AND COMMITTEES OF THE BOARD

The Board met five times during fiscal 1997. Each director of the Corporation attended at least 75 percent of the aggregate of the total number of meetings of the Board and each committee on which he served. During fiscal 1997, the Board had an Audit Committee which recommended engagement of independent auditors, reviewed the arrangement and scope of the audit, and considered comments made by the independent auditors. During 1997, the Audit Committee consisted of Dan L. McGurk (chairman), Thomas M. Reahard and Fred N. Gerard and met three times.

During fiscal 1997 the Board had a Compensation Committee, which administered the Corporation's compensation and stock option plans. During fiscal 1997 the Compensation Committee consisted of Fred N. Gerard (chairman), Dan L. McGurk and Steven P. Matteucci and met three times. Upon the death of Mr. Gerard in early September, 1997, the Board appointed Mr. Matteucci as chairman of the Compensation Committee and added Mr. Reahard to the Committee.

During fiscal 1997 the Corporation did not have a nominating committee of the Board of Directors.

DIRECTOR COMPENSATION

Each of the directors of the Corporation, who are not also officers of the Corporation, were paid $4,000 per quarter for fiscal year 1997 plus $500 for each Board and Committee meeting attended and related expenses. In addition, under the Corporation's Non-Qualified Stock Option Plan for Non-Employee Directors, upon each reelection, each of the outside directors are granted an option to acquire an additional 4,000 shares of Common Stock at a price being 100% of the fair market value of the Common Stock as of the close of business on the day immediately prior to reelection. Under the Plan each option vests as to 2,000 shares six months following the date of grant and, as to the balance, one year after such date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Federal Securities Laws require the Corporation's directors and officers, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission and the American Stock Exchange initial reports of beneficial ownership and reports of changes in beneficial ownership of any equity securities of the Corporation.

To the Corporation's knowledge (based solely on review of the copies of such reports furnished to the Corporation), all Corporate officers, directors and beneficial owners of greater than ten percent of the Corporation's equity securities made all required filings under Section 16(a).

EXECUTIVE COMPENSATION

The following table sets forth the annual and long-term compensation for services rendered in all capacities to the Corporation during the 1997, 1996 and 1995 fiscal years of those persons who were at fiscal year-end 1997 (i) the chief executive officer and (ii) the other most highly compensated executive officers whose salary and bonus exceeded $100,000.

===============================================================================================================================
                                            SUMMARY COMPENSATION TABLE
===============================================================================================================================
                                                         Annual Compensation                Long Term
                                                                                          Compensation
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Awards
-------------------------------------------------------------------------------------------------------------------------------
Name & Principal Position           Year            Salary               Bonus                   Options/        All Other
                                                     ($)                  ($)                      SARs         Compensation
                                                                          (b)                       (#)             ($)
                                                                                                                    (a)
-------------------------------------------------------------------------------------------------------------------------------
EDWARD A. WHITE                     1997           121,500               13,500                        0           4,549
 Chairman                           1996           121,500               13,500                        0           2,678
                                    1995           121,500               13,500                        0           2,662
-------------------------------------------------------------------------------------------------------------------------------
THOMAS K. LANIN                     1997           197,497               53,421                  222,000           6,829
 President, Chief                   1996           175,000               41,598                        0           2,746
 Executive Officer                  1995           150,982               44,589                  182,000           2,730
-------------------------------------------------------------------------------------------------------------------------------
JOSEPH G. WARREN, JR.               1997           129,966               35,163                   35,000           4,804
 Vice President, Chief              1996           118,750               28,524                   40,000           2,206
 Financial Officer
-------------------------------------------------------------------------------------------------------------------------------

(a) All Other Compensation includes contributions by the Corporation to its 401(k) Plan, and payments for officer's life insurance.

(b) Bonuses were paid in accordance with the policy established by the Board and the Compensation Committee. See "Report of the Board and the Compensation Committee" elsewhere in this Proxy Statement.

EMPLOYMENT AGREEMENTS

After the close of the 1997 fiscal year, the Corporation negotiated and entered into Employment Agreements with certain of its officers, including two of the Named Executive Officers, Thomas K. Lanin and Joseph G. Warren, Jr. Under these agreements, Mr. Lanin is employed as the President and Chief Executive Officer and Mr. Warren is employed as the Vice President Finance, Chief Financial Officer, Secretary and Treasurer. The agreements are each for one year and renew automatically unless terminated by either the executive or the Corporation on 30 days prior notice of an intention not to renew, or otherwise in accordance with the agreements. Each agreement provides for an annual base salary and provides that each executive shall be entitled to participate in the Corporation's incentive (bonus) compensation programs, stock option plan and fringe benefit programs generally available to senior executives of the Corporation. In addition, Mr. Warren's agreement provides for a bonus upon the closing of the sale of the Technologies division of the Corporation equal to a percentage of the excess (if any) of the sale price over book value of the division. The agreements contain termination provisions relating to a Change in Control (as defined in the agreements) pursuant to which the executives will be paid certain lump sum amounts and provided certain other benefits.

In the event of termination of the executive by the Corporation for cause, the executive will be entitled to receive only that compensation earned through the date of the termination. In the event of a termination by the Corporation without cause the executive will be entitled to a lump sum severance payment equal to the executive's total base salary and incentive compensation paid for the calendar year immediately preceding the termination, continuing benefit contributions (or the cash equivalent) for twelve months, executive-level outplacement services, and the immediate vesting of all then unvested stock options and a twelve month exercise period. Mr. Warren's agreement provides for those severance benefits in the event he terminates the agreement without cause prior to October 3, 1998. Both agreements provide that in the event of a Change in Control, the executive may terminate the agreement if during the twelve month period following a Change in Control the executive is terminated or his duties are materially changed, the executive's annual compensation or other benefits are reduced, the Corporation requires the executive to relocate or the Corporation fails to assume its obligations under the agreement. In such event, the executive shall receive the severance benefits described above. Finally, in the event the Corporation gives notice of its intention not to renew the agreements at the end of their terms, it is required to pay to the executive the lump sum severance amount and provide continuing benefits (or their cash equivalent) and the executive-level outplacement services.

As previously disclosed, on December 4, 1997, Mr. Lanin submitted his resignation to the Board of Directors in connection with the Board's decision to sell the Technologies division and close the corporate offices. The Board agreed to provide to Mr. Lanin all of the severance benefits to which he would have been entitled under his employment agreement if the Corporation had terminated the agreement without cause. Accordingly, effective in January 1998, Mr. Lanin will be entitled to a lump sum severance payment, continuation of benefits for twelve months, executive-level outplacement services and the immediate vesting of his unvested stock options (with a twelve month period within which to exercise those options).

OPTION GRANTS IN 1997

During fiscal 1997, the Compensation Committee and Board of Directors considered and adopted an option repricing program for certain outstanding stock options granted under the Corporation's 1994 Flexible Stock Plan. In December 1996, the program was implemented and each of the Named Executive Officers surrendered outstanding not-in-the-money options in return for an equal number of options with an exercise price approximately 30% higher than the then fair market value of the Corporation's common stock. The new options were completely vested in 1997. Other options were granted under the 1994 Flexible Stock Plan in fiscal year 1997 and vest over a four year period.

==================================================================================================================================
                                OPTION GRANTS IN FISCAL 1997
==================================================================================================================================
           Name          Options          % of total        Exercise         Expiration           Potential realizable value at
                         Granted           Options          Price per           Date                 assumed annual rates of
                                          Granted to          Share                               stock price appreciation for
                                          Employees            ($)                                         option term
                                                                                                    5%                   10%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Edward White                    0            N/A               N/A               N/A                N/A                    N/A
----------------------------------------------------------------------------------------------------------------------------------
Thomas K. Lanin            40,000           11.2%            1.9375            5/2/07           $ 48,739              $123,515
                            7,000(1)         2.0%            2.0000            2/3/05           $  1,520              $  7,687
                          175,000(1)        48.9%            2.0000           7/28/05           $ 46,014              $214,137
----------------------------------------------------------------------------------------------------------------------------------
Joseph G. Warren,          25,000            7.0%            1.9375            5/2/07           $ 30,462              $ 77,197
Jr.                        10,000(1)         2.8%            2.0000           7/28/05           $  2,629              $ 12,236
----------------------------------------------------------------------------------------------------------------------------------

(1) These shares represent options repriced in fiscal 1997 under the option repricing program adopted in December 1996.

(2) Total number of options granted during fiscal 1997 was 357,500. The 5% and 10% assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth


REPORT OF THE COMPENSATION COMMITTEE ON OPTION REPRICING

During the first quarter of fiscal year 1997, the Compensation Committee considered the repricing of options outstanding under the Corporation's 1994 Flexible Stock Plan (the "Plan"). The Committee considered the fact that a large number of the outstanding options that would be affected by a repricing were held by the Corporation's two top executive officers, Messrs. Lanin and Warren, and the performance and working relationship with the corporation of these key executives. It was agreed that the continuation of the Corporation's growth and success in 1997 were dependent on the continued efforts of these individuals. The Committee believes that stock options provide meaningful long-term incentive for key employees. Because of the significant decline in the market price of the Corporation's stock which had occurred subsequent to the grant of these options, it was determined that these options were not providing the incentive intended when granted. The Committee concluded that repricing the outstanding options would be an appropriate means to provide these executives with continuing incentive to work for the long-term success of the Corporation.

A number of other employees, including division executives, had also been granted options which were similarly repriced. The repricing to $2.00 per share as of December 6, 1996, was approximately 30% above the closing price for that day, $1.5625.

Current Compensation Committee: Chairman - Steven P. Matteucci, Dan McGurk, and Thomas M. Reahard.

                            10-YEAR OPTION REPRICINGS

===================================================================================================================================
            Name           Date           Number of        Market Price           Exercise             New            Length of
                                         Securities         of Stock at        Price at Time         Exercise          Original
                                         Underlying           Time of           of Repricing          Price          Option Term
                                          Options/         Repricing of              or                               Remaining
                                            SARs             Amendment           Amendment                            at Date of
                                         Repriced of                                                                 Repricing or
                                           Amended                                                                    Amendment
===================================================================================================================================
Edward A. White              N/A                 0               N/A                 N/A                N/A                  N/A
Thomas K. Lanin          12/6/96             7,000            1.5622               3.125               2.00            98 months
                         12/6/96           175,000            1.5625               3.375               2.00           104 months
Joseph G. Warren, Jr.    12/6/96            10,000            1.5625               3.375               2.00           104 months
-----------------------------------------------------------------------------------------------------------------------------------

OPTION EXERCISES AND FISCAL YEAR-END VALUES

The following table sets forth certain information with respect to the options to purchase the Corporation's Common Stock which are held by the Named Executive
Officers:

=================================================================================================================================
                     AGGREGATED FISCAL YEAR-END OPTION VALUE
=================================================================================================================================
                                                               Number of Unexercised               Value of Unexercised
                          Shares             Value          Options at Fiscal Year-End            In-the Money Options
                         Acquired          Realized                                                 at Fiscal Year-End
                            on
                         Exercise
---------------------------------------------------------------------------------------------------------------------------------
Name                                                         Exercisable/Unexercisable             Exercisable/Unexercisable
---------------------------------------------------------------------------------------------------------------------------------
EDWARD A. WHITE                0             N/A                             0/0                                    N/A

THOMAS K. LANIN           15,000           $1875                  207,000/40,000                       $145,000/$27,500

JOE G. WARREN JR.              0             N/A                   20,000/55,000                       $ 13,593/$39,219
=================================================================================================================================

REPORT OF THE COMPENSATION COMMITTEE

The Board and the Compensation Committee of the Board ("Committee") establishes the compensation program and policy for, and determines the compensation of, the Named Executive Officers. The current program consists of the following key elements: annual payments of salary and bonuses, periodic grants of nonqualified stock options, and periodic grants of restricted stock awards. Each element has a different purpose. Salary and bonus payments are principally designed to reward current and past performance. Stock options and restricted stock awards are primarily designed to provide incentives for superior long-term future performance, and may be forfeited if the Named Executive Officer leaves the Corporation before the relevant vesting period.

The Compensation Committee is responsible for determining the timing and number, if any, of stock options to be granted to the Named Executive Officers. Such options are granted based upon the guidelines established in the Corporation's Management Compensation Policy approved by the Board of Directors during fiscal 1997. During fiscal 1997 Mr. Lanin and Mr. Warren were granted 40,000 and 25,000 options respectively with an exercise price of $1.9375 (representing the market price on the date of grant).

In determining the amount and form of executive compensation to be paid or awarded in fiscal 1997, the Board and the Committee considered overall performance rather than a formula based on any particular performance measure. The Board and the Committee applied this subjective standard in determining the Chief Executive Officer's compensation (Mr. Lanin not participating as to his own compensation). The Board and the Committee reviewed and accepted Mr. Lanin's recommendations regarding the compensation of Mr. Warren and Mr. White (Mr. White not participating as to his own compensation).

The committee retained, without change for fiscal 1997, other elements of executive compensation for the Named Executive Officers. These included health, life and disability insurance, an automobile allowance and supplemental medical expense coverage.

Current Compensation Committee: Chairman-Steven P. Matteucci, Dan McGurk and Thomas M. Reahard

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None.

COMMON STOCK PERFORMANCE

The line graph which follows compares five years of yearly percentage changes in the cumulative total shareholder return on the Common Stock against the cumulative total return on the AMEX Market Value Index and the AMEX High Technology Index.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
        AMONG BOWMAR INSTRUMENT CORPORATION, THE AMEX MARKET VALUE INDEX
                     AND THE S & P TECHNOLOGY SECTOR INDEX

                      9/92      9/93          9/94          9/95          9/96          9/97
                      ----      ----          ----          ----          ----          ----
BOWMAR INSTRUMENT
CORPORATION           100       96            196          157            96            150

AMEX MARKET VALUE     100      121            122          145           152            191

S & P TECHNOLOGY
SECTOR                100      122            140          222           272            442

* $100 INVESTED ON 9/30/92 IN STOCK OR INDEX -
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING SEPTEMBER 30.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board, upon recommendation of its Audit Committee, none of whose members is an employee of the Corporation, intends to reappoint the firm of Coopers & Lybrand L.L.P., independent accountants, to be auditors of the Corporation and its subsidiary for the fiscal year ending October 3, 1998. Coopers & Lybrand L.L.P. served as auditors of the Corporation and its subsidiary for the fiscal year ended September 27, 1997. Although it is not required to do so, the Board of Directors is submitting the appointment of Coopers & Lybrand L.L.P. for ratification by shareholders in order to ascertain the views of the shareholders. If such appointment is not ratified, the Board will consider, but not necessarily select other auditors.

Representatives of Coopers & Lybrand L.L.P. will be present at the shareholders' meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions. The Corporation has been advised by Coopers & Lybrand L.L.P. that no member of that firm has any financial interest, either direct or indirect, in the Corporation or its subsidiary, and it has had no connection with the Corporation or its subsidiary in any capacity other than that of independent public accountants.

During the year ended September 27, 1997, Coopers & Lybrand L.L.P. rendered to the Corporation, in addition to audit services, certain non-audit professional services. The audit services rendered included the audit of the annual financial statements, pre-issuance reviews of quarterly financial results, and the audit of the 401K and pension plans. Non-audit services involved tax assistance.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE RETENTION OF COOPERS & LYBRAND L.L.P. AS THE CORPORATION'S INDEPENDENT ACCOUNTANTS.

                                  OTHER MATTERS

The Board of Directors does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment on such matters.

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting and the enclosed proxy will be borne by Bowmar. In addition to the solicitation of proxies by use of the mails, the Corporation will utilize its stock transfer agent, American Stock Transfer and Trust Company, to assist in the solicitation at no additional cost beyond the annual retainer. The Corporation also may utilize the services of some of its officers and regular employees (who will receive no compensation therefor in addition to their regular salaries) to solicit proxies personally and by telephone and telegraph. The Corporation will request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies, and will reimburse such persons for their expenses in so doing.

A copy of Bowmar's Annual Report to Shareholders for the fiscal year ended September 27, 1997, accompanies this Proxy Statement. The Annual Report includes the Corporation's Annual Report on Form 10-K for such fiscal year, without exhibits, substantially as filed with the Securities and Exchange Commission. Copies of the omitted exhibit list are available to any shareholder free of charge. Copies of the omitted exhibits are available for a fee equal to the Corporation's reasonable expenses in furnishing such exhibits. Shareholders desiring copies of either should address a written request to Mr. Joseph G. Warren, Jr., Secretary, Bowmar Instrument Corporation, 3601 E. University Drive, Phoenix, Arizona 85034, and are asked to mark "1997 10-K Request" on the outside of the envelope containing the request.


                  SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

Proposals of shareholders intended to be presented at the 1999 Annual Shareholders' Meeting must be received at Bowmar's offices at 3601 E. University Drive, Phoenix, Arizona 85034, prior to September 1, 1998, for inclusion in the 1999 Proxy Statement and form of proxy.

                                  By order of the Board of Directors,


                                         JOSEPH G. WARREN, JR.
                                               Secretary
December 30, 1997

                         BOWMAR INSTRUMENT CORPORATION

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 5, 1998


     The undersigned hereby appoints THOMAS K. LANIN, EDWARD A. WHITE, and JOSEPH G. WARREN, JR., and each of them, as proxies of the undersigned, with full power of substitution, to vote all shares of both Common Stock and $3.00 Preferred Stock of Bowmar Instrument Corporation standing in the name of the undersigned on December 15, 1997, at the Annual Meeting of Shareholders of Bowmar Instrument Corporation to be held at the offices of White Microelectronics, 3601 E. University Drive, Phoenix, Arizona 85034 on February 5, 1998, at 11:00 AM Mountain Standard Time, and at any adjournments thereof, on the matters set forth on the reverse side more fully described in the accompanying Proxy Statement, hereby revoking any proxy or proxies heretofore given.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS

                         BOWMAR INSTRUMENT CORPORATION

                                FEBRUARY 5, 1998

                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

       PLEASE MARK YOUR
A  /X/ VOTES AS IN THIS
       EXAMPLE


    MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS AND ALL SHARES
     REPRESENTED BY THIS PROXY WILL BE SO VOTED UNLESS OTHERWISE INDICATED.

              FOR all nominees listed           WITHHOLD AUTHORITY
                at right (except as          (to vote for all nominees
              marked to the contrary)           listed to the right)

1. Election                                                              NOMINEES:  Thomas K. Lanin
   of                       /  /                      /  /                          Dan L. McGurk
   Directors.                                                                       Steven P. Matteucci
                                                                                    Thomas M. Reahard
                                                                                    Edward A. White

   INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominees name on the space provided:


   ---------------------------------------------------

2. Ratification of appointment of Coopers & Lybrand L.L.P. as independent auditors:

               FOR            AGAINST             ABSTAIN

               /  /            /  /                /  /

3. FOR discretionary authority to vote on such other matters as may properly come before the meeting, and any and all adjournments thereof (UNLESS THIS ITEM IS STRICKEN).


Signature
          --------------------------------------

Signature
          --------------------------------------
                   IF HELD JOINTLY

Dated:                        , 1997
       -----------------------

NOTE: Shareholders should sign only as name(s) appear(s) above. Joint owners should each sign personally. Trustees and other fiduciaries should indicate their capacity, and where more than one name appears, a majority must sign. An officer signing for a corporation should state their title.